UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

HCC INSURANCE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On June 19, 2015, HCC Insurance Holdings, Inc. (“HCC”) made available to its employees an Employee FAQ — Addendum #1.

HCC Insurance Holdings, Inc.

Employee FAQs - Addendum #1

Additional Questions:

Q33.                     What are Tokio Marine’s plans for HCC’s financial lines of business (D&O, E&O, etc.)?

A33.                      Details will follow after closing.

Q34.                     What is Tokio Marine’s plan for the geographic expansion of HCC’s existing lines of business?

A34.                      Details will follow after closing.

Q35.                     Will Avemco begin writing Marine insurance as a result of this transaction?

A35.                      We are continuing with “business as usual.”  There are no current plans to change our lines of business.

Q36.                     What ERP system does Tokio Marine use?  Does Tokio Marine use PeopleSoft?  If not, when will HCC transfer to a new system?

A36.                      HCC will continue to use PeopleSoft.

Q37.                     Will Tokio Marine offer an Employee Stock Purchase Plan (ESPP) to HCC employees?

A37.                      Tokio Marine does not offer an ESPP.

Q38.                     Can I exchange my HCC shares for Tokio Marine shares when the transaction closes?  If so, will exchanging my shares be a taxable event?

A38.                      No, HCC shares will not be exchanged for Tokio Marine shares at closing.

Q39.                     Will Tokio Marine send employees to work in any of HCC’s offices?

A39.                      We anticipate that some Tokio Marine employees may be seconded to some existing HCC offices.

Q40.                     How will this transaction impact employees who have an H-1B visa sponsored by HCC?  Will HCC continue to sponsor H-1B visa renewals and green card applications?

A40.                      HCC will continue to sponsor employees possessing an H-1B visa.  Yes, HCC will continue to sponsor H-1B visa renewals and green card applications.

Q41.                     Does HCC have a severance policy?  If so, what is the policy?

A41.                      Yes, HCC has discretionary compensation policies for employees whose employment is terminating due to a Company-initiated reorganization, restructure, or reduction in force.  These policies vary by division.  Subject to the employee executing the Company’s Agreement and Release and remaining in good standing through the date of termination, these policies provide regular full-time employees meeting the terms and conditions of the policies pay equal to one week (or, for employees of Pro Ag Management, Inc., two weeks) for every year of service based on the employee’s base salary plus commissions paid in the previous year, exclusive of overtime, with a minimum policy payment of two weeks and a maximum policy payment of 26 weeks (or, for employees of Pro Ag Management, Inc., 12 weeks).  Regular part-time employees may be eligible for policy payments on a prorated basis.  An employee is not eligible for payment under the policies if the employee is offered a comparable position within the Company and does not accept the position.

Q42.                     If I purchased HCC stock through the ESPP less than a year ago, will the sale of my stock at the transaction’s closing be subject to short-term capital gains tax?

A42.                      All ESPP shares purchased less than one year prior to the transaction’s closing will be subject to short-term capital gains tax rates.  We recommend that you consult with your personal tax advisor to determine the effects of the transaction on your tax obligations.

Q43.                     Will HCC continue to sponsor the Earnings Call Challenge?

A43.                      No, in accordance with the terms of the Merger Agreement, HCC will be terminating the Stock Promotion Plan pursuant to which the Earnings Call Challenge is sponsored. No further awards will be made in connection with the Earnings Call Challenge. Any prior awards of restricted stock under the Earnings Call Challenge will vest immediately before the closing of the Merger and will be exchanged for the per share merger consideration.

Additional Important Information About the Proposed Merger and Where to Find It:

This communication relates to a proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. that will be the subject of a proxy statement that HCC intends to file with the U.S. Securities and Exchange Commission (the “SEC”).  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger.  Investors and stockholders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to HCC’s stockholders as they become available, because they will contain important information about the proposed merger.  All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov).  You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting HCC’s website at www.hcc.com.

Participants in the Solicitation:

HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger.  Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication and other written or oral statements made by or on behalf of HCC contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995.  In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements.  Forward-looking statements reflect HCC’s current views, plans or expectations with respect to future events and financial performance.  They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies.  The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by HCC or any other person that current plans or expectations will be achieved.  Forward-looking statements speak only as of the date on which they are made, and HCC undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following:  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; HCC’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; HCC may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in HCC’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in HCC’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference.